UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   July 7, 2006

TRANSAX INTERNATIONAL LIMITED

(Exact Name of Registrant as Specified in Charter)

Colorado	00-27845	84-1304106
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8thFloor 5201 Blue Lagoon Drive, Miami, FL	33126
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(305) 629-3090

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OF COMPLETED INTERIM REVIEW.

On approximately June 26, 2006, the Board of Directors of Transax International Limited, a Colorado corporation (the “Company”), determined as a result of review by the Securities and Exchange Commission (the “SEC”), that the Company’s consolidated financial statements for fiscal year ended December 31, 2005 and for the periods ended June 30, 2005, September 30, 2005 and March 31, 2006 should be amended.

The Staff of the SEC reviewed the Company’s financial statements and related disclosures contained within Form 10-KSB for fiscal year ended December 31, 2005 and Form 10-QSB for the three-month period ended March 31, 2006, and responded with inquiries and requests for supplemental information in a letter dated May 31, 2006. The officers of the Company discussed all issued identified in the SEC’s letter with the Company’s independent registered public accounting firm and legal counsel. Subsequent to such discussions, the Company responded to all of the Staff’s inquiries and requests for additional information in a letter dated July 7, 2006. Currently, the SEC is reviewing the Company’s response letter.

The SEC’s primary comments surround the Company’s accounting for a $250,000 convertible debenture, which was issued on April 1, 2005. Under the guidance of the Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” and related interpretations and EITF 00-19, we have properly reflected the convertible debenture as an embedded derivative conversion liability.

For the year ended December 31, 2005, the change in presentation of the embedded derivative feature associated with its debenture payable has the effect of increasing total assets by $23,914, increasing liabilities by $136,176, increasing the stockholders' deficit by $112,262 as of December 31, 2005, and increasing the Company’s net loss by $49,762 for the year ended December 31, 2005. This change in presentation of the embedded derivative feature affected some of the items within the Company’s consolidated statement of cash flows for the year ended December 31, 2005 but did not impact cash at the end of the year.

For ther period ended March 31, 2006, the change in presentation of the Company's embedded derivative feature associated with its debenture payable has the effect of increasing assets by $19,131, increasing liabilities by $208,117, increasing the stockholders' deficit by $188,986 as of March 31, 2006, and increasing the Company’s net loss by $30,038 for the three months ended March 31, 2006. This change in presentation of the Company's embedded derivative feature affected some of the items within the Company’s consolidated statement of cash flows for the three months ended March 31, 2006 but did not impact cash at the end of the year.

As a result, the Board of Directors of the Company concluded on June 6, 2006 that its previously issued financial statements for fiscal year ended December 31, 2005 included in its Annual Report on Form 10-KSB for fiscal year ended December 31, 2005 and its previously issued financial statements for the interim periods ended June 30, 2005, September 30, 2005 and March 31, 2006 including in its respective Quarterly Report on Form 10-QSB, should no longer be relied upon. Therefore, the Company’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2005 and Quarterly Reports on Form 10-QSB for the periods ended June 30, 2005, September 30, 2005 and March 31, 2006 have been amended accordingly. As of the date of this Report, the Company intends to continue to discuss relevant accounting issues with the SEC’s Staff and respond to any additional accounting comments which the SEC Staff may provide.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Incorporated by reference to Amendment No. 1 to Form 10-QSB for the period ended June 30, 2005 filed with the Securities and Exchange Commission on July 7, 2006.

Incorporated by reference to Amendment No. 2 to Form 10-QSB for the period ended September 30, 2005 filed with the Securities and Exchange Commission on July 7, 2006.

Incorporated by reference to Amendment No. 1 to Form 10-KSB for fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission on July 7, 2006.

Incorporated by reference to Amendment No. 1 to Form 10-QSB for the three-month period ended March 31, 2006 filed with the Securities and Exchange Commission on July 7, 2006.

(b)	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2006	TRANSAX INTERNATIONAL LIMITED

By: /s/ Stephen Walters
Name: Stephen Walters
Title: President and Chief Executive Officer